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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Reunion Resources Company's previously filed Registration Statements on Form S-3 (No. 33-77566) and Form S-8 (No. 33-77232).

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1996